UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7162

Western Asset High Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

ITEM 1.           REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / DECEMBER 31, 2009

Western Asset High Income Fund Inc.

(HIF)

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	26

Statement of operations	27

Statements of changes in net assets	28

Financial highlights	29

Notes to financial statements	30

Report of independent registered public accounting firm	41

Board approval of management and subadvisory agreements	42

Additional information	48

Annual chief executive officer and chief financial officer certifications	54

Dividend reinvestment plan	55

Important tax information	58

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

While the U.S. economy was weak during the first half of the twelve-month reporting period ended December 31, 2009, the lengthiest recession since the Great Depression finally appeared to have ended during the second half of the year.

Looking back, the U.S. Department of Commerce reported that first quarter 2009 U.S. gross domestic product (“GDP”)i contracted 6.4%. The economic environment then started to get relatively better during the second quarter, as GDP fell 0.7%. The economy’s more modest contraction was due, in part, to smaller declines in both exports and business spending. After contracting four consecutive quarters, the Commerce Department reported that third quarter 2009 GDP growth was 2.2%. A variety of factors helped the economy to expand, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as the advance estimate for GDP growth was 5.7%. The Commerce Department cited a slower drawdown in business inventories and consumer spending as contributing factors spurring the economy’s higher growth rate.

Even before GDP advanced in the third quarter, there were signs that the economy was starting to regain its footing. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii rose to 52.9 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). PMI data subsequently showed that manufacturing expanded from September through December as well. In addition, December’s PMI reading of 55.9 was the highest since April 2006.

There were some mixed signals from the housing market toward the end of the reporting period. According to its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-over-month home prices rose for the sixth straight month in November. However, according to the National Association of Realtors, while existing home sales rose 7.4% in November, sales fell by nearly 17% in December.

Western Asset High Income Fund Inc.	I

Letter from the chairman continued

One area that remained weak—and could hamper the magnitude of economic recovery—was the labor market. While monthly job losses have moderated compared to earlier in the year, the unemployment rate remained elevated during the reporting period. After reaching a twenty-six-year high of 10.1% in October 2009, the unemployment rate fell to 10.0% in November and remained unchanged the following month. Since December 2007, the unemployment rate has more than doubled and the number of unemployed workers has risen by more than eight million.

The Federal Reserve Board (“Fed”)iv continued to pursue an accommodative monetary policy during the reporting period. After reducing the federal funds ratev from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed maintained this stance through the end of 2009 and during its first meeting in January 2010. In conjunction with its January 2010 meeting, the Fed said that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, Treasury yields were extremely low, given numerous “flights to quality” that were triggered by the fallout from the financial crisis in 2008. After starting the period at 0.76% and 2.25%, respectively, two- and ten- year Treasury yields then generally moved higher (and their prices lower) until early June. Two- and ten- year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.14% and 3.85%, respectively. Over the twelve months ended December 31, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded during the twelve-month reporting period, driving spread sector (non-Treasury) prices higher. For the twelve months ended December 31, 2009, the Barclays Capital U.S. Aggregate Indexvi returned 5.93%.

The high-yield bond market produced very strong results during the twelve months ended December 31, 2009. In sharp contrast to its poor results in 2008, the asset class posted positive returns during eleven of the twelve months of the reporting period. This strong rally was due to a variety of factors, including the unfreezing of the credit markets, improving economic data and strong investor demand. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexvii returned 58.76% for the twelve months ended December 31, 2009.

II	Western Asset High Income Fund Inc.

Emerging market debt prices rallied sharply—posting positive returns during every month but February of 2009. This rally was triggered by rising commodity prices, optimism that the worst of the global recession was over and increased investor risk appetite. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 28.18%.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Western Asset High Income Fund Inc.	III

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

January 29, 2010

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i             Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii          The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii       The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv        The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

v           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi        The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii     The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii  The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

IV	Western Asset High Income Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maintain a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund invests in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. The Fund may invest up to 50% of its total assets in non-U.S. dollar-denominated securities.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the reporting period began, we were beginning to emerge from a “flight to quality” that was triggered by the seizing credit markets. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, causing their yields to decline, while riskier portions of the bond market performed poorly.

In the spring of 2009, conditions in the credit markets improved, as there were signs that the economy was stabilizing and investor risk aversion abated. This led to a strong rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

The high-yield bond market also experienced periods of volatility during the fiscal year. After rallying in December 2008 (before the reporting period began) and in January 2009, weak economic data in the first quarter of 2009 triggered another flight to quality and caused high-yield prices to weaken through early March. However, when economic data began to stabilize in the second quarter and upon the release of the U.S. Treasury sponsored bank “stress” tests in May, the rally was renewed. The stress tests were viewed as benign and provided relief to investors that the doomsday predictions by some in January and February that banks were generally insolvent were erroneous.

The high-yield market staged an impressive rally during the last ten months of the fiscal year. The market was supported by improving technicals, optimism regarding the government’s initiatives to stabilize the financial system, some encouraging corporate earnings news and signs that the

Western Asset High Income Fund Inc. 2009 Annual Report	1

Fund overview continued

recession was drawing to a close. Collectively, investor risk appetite steadily returned and, despite rising default rates, demand for riskier high-yield securities increased. All told, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Indexi (the “Index”) returned 58.76% for the twelve months ended December 31, 2009. During this period, as measured by the Index, lower-rated CCC-rated bonds outperformed higher-rated BB-rated securities, returning 95.28% and 45.88%, respectively.

While the emerging market debt asset class also generated strong absolute returns during the fiscal year, it lagged the exceptional gains in the U.S. high-yield market. Over the twelve months ended December 31, 2009, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ii returned 28.18%.

Q. How did we respond to these changing market conditions?

A. We made a number of adjustments to the portfolio during the reporting period. At the end of 2008, a number of large financial institutions’ securities were downgraded to below investment grade status. As a result, the Financials sector portion of the Index substantially increased. Given valuations that implied a high probability of default despite evidence of stabilizing fundamentals at many of these banks, we significantly increased the portfolio’s exposure to the Financials sector in an attempt to reduce its underweight versus the Index.

As a hedge against our lower-quality bias in the portfolio and given the weakness in the economy, we emphasized more defensive industries, including Health Care and Energy, that generally hold up relatively well during economic declines. When the sharp rally continued into the fourth quarter and valuations improved dramatically, we sought to lower the level of risk and increase the overall quality of the portfolio by reducing its significant overweight to CCC-rated securities. The yield differential between lower-rated issues and higher-rated issues narrowed to the point that we felt the risk of holding lower-rated issues offered a reduced level of opportunity. Given positive signs on the economic front, we increased our exposure to select Consumer Cyclicals1. We also further diversified the portfolio by increasing its emerging market exposure.

The Fund utilized index credit default swaps during the fiscal year to increase its high-yield exposure. The use of these derivatives did not materially impact the Fund’s performance during the period.

1     Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

2	Western Asset High Income Fund Inc. 2009 Annual Report

Performance review

For the twelve months ended December 31, 2009, Western Asset High Income Fund Inc. returned 58.66% based on its net asset value (“NAV”)iii and 73.50% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index and the EMBI Global, returned 58.76% and 28.18%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averageiv returned 47.11% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.88 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of December 31, 2009 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$9.07 (NAV)	58.66%
$9.23 (Market Price)	73.50%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q. What were the leading contributors to performance?

A. The portfolio’s quality biases were the largest contributors to relative performance during the period. Relative to the Index, the portfolio’s overweight to CCC and below-rated securities benefited from improved demand, as investors looked to receive the historically high incremental yield given the low interest rate environment. The portfolio also benefited from its underweight to BB-rated securities, which underperformed the Index as high-yield managers tended to favor securities further out on the risk spectrum

Security selection within the high-yield and emerging market debt sectors also contributed to results. In the high-yield space, overweight positions in Harrah’s, Ford Motor Credit Co., Affinion Group Inc. and Tenet Healthcare Corp. were all rewarded as they outperformed the Index.

Harrah’s maintained solid expense control amid the weak economic backdrop. Regional markets showed some signs of improvement over the course of the year; however, Las Vegas and Atlantic City remained weak. The company currently has enough cash to fund its obligation over the next few

Western Asset High Income Fund Inc. 2009 Annual Report	3

Fund overview continued

years and, we believe, should be able to remain in compliance with covenants through 2010. Ford Motor Credit benefited from its historically high underwriting standards and a sole focus on automotive financing. Affinion Group benefited from stable sales and EBITDAv versus its peers despite a depressed economic environment. Tenet Healthcare continued its turnaround story in 2009, as the company was able to refinance its debt and generate solid revenue growth. Even though volumes were mixed and bad debt expense increased, Tenet Healthcare exhibited solid pricing, sound expense control and good liquidity. Within the emerging market debt asset class, relative to the EMBI Global, an overweight in RSHB Capital was rewarded, as were underweights in Mexico and Turkey.

Q. What were the leading detractors from performance?

A. The largest detractor from relative results for the period was an underweight to the strong performing Financials sector. As previously discussed, we increased our exposure to the sector over the reporting period but remained underweight versus the Index.

A small allocation to investment grade credit, meant to somewhat hedge or balance out our lower-quality bias in 2009, detracted from results as risk outperformed in 2009. An underweight in the Information Technology (“IT”) sector was another detractor from the Fund’s relative performance, as it was one of the top performers within the Index during the reporting period. The IT sector’s performance did a turnaround from 2008 when the sector came under tremendous distress as a number of leveraged buyout technology companies weakened dramatically. Our overweight in Utilities, historically a defensive industry, also detracted from performance. The sector was negatively impacted by the poor performance of both Electric Utilities and Gas Utilities issuers.

Looking for additional information?

The Fund is traded under the symbol “HIF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHIFX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

4	Western Asset High Income Fund Inc. 2009 Annual Report

Thank you for your investment in Western Asset High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 19, 2010

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2009 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 7 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2009 were Consumer Discretionary (18.1%), Financials (16.6%), Energy (12.7%), Industrials (10.8%) and Telecommunication Services (9.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investors could lose money on their investment in the Fund.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i         The Barclays Capital U.S. Corporate High Yield 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ii      The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iii   Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv    Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 6 funds in the Fund’s Lipper category.

v       EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization.

Western Asset High Income Fund Inc. 2009 Annual Report	5

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

†             The bar graphs above represent the composition of the Fund’s investments as of December 31, 2009 and December 31, 2008 and do not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡             Represents less than 0.1%

6	Western Asset High Income Fund Inc. 2009 Annual Report

Schedule of investments

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CORPORATE BONDS & NOTES — 87.7%
CONSUMER DISCRETIONARY — 16.6%
	Auto Components — 0.9%
40,000	Affinia Group Inc., Senior Secured Notes, 10.750% due 8/15/16(a)	$ 43,550
	Allison Transmission Inc., Senior Notes:
35,000	11.000% due 11/1/15(a)	36,925
175,200	11.250% due 11/1/15(a)(b)	183,960
20,000	American Axle & Manufacturing Holdings Inc., Senior Secured Notes, 9.250% due 1/15/17(a)	20,400
55,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	23,925
45,000	TRW Automotive Inc., Senior Notes, 8.875% due 12/1/17(a)	47,025
	Visteon Corp., Senior Notes:
71,000	8.250% due 8/1/10(c)	18,992
83,000	12.250% due 12/31/16(a)(c)	35,275
	Total Auto Components	410,052
	Automobiles — 0.6%
	Motors Liquidation Co.:
525,000	Senior Debentures, 8.375% due 7/15/33(c)	144,375
440,000	Senior Notes, 7.200% due 1/15/11(c)	121,000
	Total Automobiles	265,375
	Diversified Consumer Services — 0.6%
	Service Corp. International, Senior Notes:
55,000	7.625% due 10/1/18	54,725
60,000	7.500% due 4/1/27	53,700
150,000	StoneMor Operating LLC/Cornerstone Family Services/Osiris Holdings, Senior Notes, 10.250% due 12/1/17(a)	153,375
	Total Diversified Consumer Services	261,800
	Hotels, Restaurants & Leisure — 6.0%
125,000	Ameristar Casinos Inc., Senior Notes, 9.250% due 6/1/14(a)	130,312
	Boyd Gaming Corp., Senior Subordinated Notes:
25,000	6.750% due 4/15/14	22,656
40,000	7.125% due 2/1/16	35,000
10,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	10,275
165,000	Downstream Development Quapaw, Senior Notes, 12.000% due 10/15/15(a)	136,744
	El Pollo Loco Inc.:
285,000	Senior Notes, 11.750% due 11/15/13	260,775
65,000	Senior Secured Notes, 11.750% due 12/1/12(a)	67,762

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	7

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Hotels, Restaurants & Leisure — 6.0% continued
	Harrah’s Operating Co. Inc.:
215,000	Senior Notes, 10.750% due 2/1/16	$ 176,300
	Senior Secured Notes:
70,000	10.000% due 12/15/15(a)	57,400
140,000	11.250% due 6/1/17(a)	147,175
255,000	Harrah’s Operating Escrow LLC/Harrah’s Escrow Corp., Senior Secured Notes, 11.250% due 6/1/17(a)	268,069
130,000	Indianapolis Downs LLC & Capital Corp., Senior Secured Notes, 11.000% due 11/1/12(a)	85,150
380,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(c)(d)	159,125
95,000	Landry’s Restaurants Inc., Senior Secured Notes, 11.625% due 12/1/15(a)	101,175
	MGM MIRAGE Inc.:
	Senior Notes:
5,000	8.500% due 9/15/10	5,000
190,000	11.375% due 3/1/18(a)	171,000
	Senior Secured Notes:
15,000	10.375% due 5/15/14(a)	16,350
40,000	11.125% due 11/15/17(a)	44,500
290,000	Senior Subordinated Notes, 8.375% due 2/1/11	276,225
140,000	Mohegan Tribal Gaming Authority, Senior Secured Notes, 11.500% due 11/1/17(a)	143,500
140,000	NCL Corp. Ltd., Senior Secured Notes, 11.750% due 11/15/16(a)	138,950
40,000	Penn National Gaming Inc., Senior Subordinated Notes, 8.750% due 8/15/19(a)	41,100
125,000	Pinnacle Entertainment Inc., Senior Notes, 8.625% due 8/1/17(a)	128,125
95,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	75,050
	Snoqualmie Entertainment Authority, Senior Secured Notes:
90,000	4.680% due 2/1/14(a)(e)	44,550
15,000	9.125% due 2/1/15(a)	8,025
	Station Casinos Inc.:
	Senior Notes:
215,000	6.000% due 4/1/12(c)(d)	33,594
90,000	7.750% due 8/15/16(c)(d)	14,513
	Senior Subordinated Notes:
175,000	6.500% due 2/1/14(c)(d)	1,750
20,000	6.625% due 3/15/18(c)(d)	200
40,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Secured Notes, 7.875% due 11/1/17(a)	40,700
	Total Hotels, Restaurants & Leisure	2,841,050

See Notes to Financial Statements.

8	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Household Durables — 0.7%
	American Greetings Corp., Senior Notes:
45,000	7.375% due 6/1/16(d)	$ 44,100
5,000	7.375% due 6/1/16(d)	4,600
220,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11(d)	220,275
59,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12(d)	56,935
	Total Household Durables	325,910
	Media — 5.1%
	Affinion Group Inc.:
55,000	Senior Notes, 10.125% due 10/15/13	56,788
	Senior Subordinated Notes:
120,000	10.125% due 10/15/13	123,900
395,000	11.500% due 10/15/15	415,737
64,850	CCH II LLC/CCH II Capital Corp., Senior Notes, 13.500% due 11/30/16(a)	76,037
	Cengage Learning Acquisitions Inc.:
110,000	Senior Notes, 10.500% due 1/15/15(a)	105,737
60,000	Senior Subordinated Notes, 13.250% due 7/15/15(a)	58,575
290,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(a)	326,250
230,000	CSC Holdings Inc., Senior Debentures, 7.875% due 2/15/18	239,200
	DISH DBS Corp., Senior Notes:
90,000	6.625% due 10/1/14	91,013
235,000	7.875% due 9/1/19	247,631
140,000	Globo Communicacoes e Participacoes SA, Bonds, 7.250% due 4/26/22(a)	147,000
100,000	NET Servicos de Comunicacao SA, Bonds, 7.500% due 1/27/20(a)	102,500
195,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(a)	215,719
65,000	UPC Holding BV, Senior Notes, 9.875% due 4/15/18(a)	68,900
	Virgin Media Finance PLC:
20,000	Senior Bonds, 9.500% due 8/15/16	21,575
90,000	Senior Notes, 9.125% due 8/15/16	95,287
	Total Media	2,391,849
	Multiline Retail — 0.7%
17,000	Dollar General Corp., Senior Notes, 10.625% due 7/15/15	18,913
	Neiman Marcus Group Inc.:
227,999	Senior Notes, 9.000% due 10/15/15(b)	224,009
105,000	Senior Secured Notes, 7.125% due 6/1/28	92,925
	Total Multiline Retail	335,847

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	9

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Specialty Retail — 1.5%
145,000	Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(a)	$ 138,475
75,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15	77,062
15,000	Limited Brands Inc., Senior Notes, 8.500% due 6/15/19(a)	16,388
	Michaels Stores Inc.:
260,000	Senior Notes, 10.000% due 11/1/14	270,400
50,000	Senior Subordinated Bonds, 11.375% due 11/1/16	52,875
160,000	Senior Subordinated Notes, step bond to yield 12.498% due 11/1/16	132,800
	Total Specialty Retail	688,000
	Textiles, Apparel & Luxury Goods — 0.5%
225,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	248,625
	TOTAL CONSUMER DISCRETIONARY	7,768,508
CONSUMER STAPLES — 1.4%
	Food Products — 0.5%
50,000	Bumble Bee Foods LLC, Senior Secured Notes, 7.750% due 12/15/15(a)	50,250
70,000	Del Monte Corp., Senior Subordinated Notes, 7.500% due 10/15/19(a)	72,450
70,000	Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(a)	71,400
60,000	Smithfield Foods Inc., Senior Secured Notes, 10.000% due 7/15/14(a)	65,400
	Total Food Products	259,500
	Household Products — 0.4%
65,000	American Achievement Corp., Senior Subordinated Notes, 8.250% due 4/1/12(a)	65,163
120,000	Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured Notes, 7.750% due 10/15/16(a)	123,300
	Total Household Products	188,463
	Personal Products — 0.2%
70,000	Revlon Consumer Products Corp., Senior Secured Notes, 9.750% due 11/15/15(a)	72,625
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
100,000	10.000% due 7/15/16(a)	105,500
40,000	10.000% due 7/15/16(a)	42,200
	Total Tobacco	147,700
	TOTAL CONSUMER STAPLES	668,288
ENERGY — 12.0%
	Energy Equipment & Services — 1.2%
145,000	Basic Energy Services Inc., Senior Secured Notes, 11.625% due 8/1/14	155,875
110,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	109,037

See Notes to Financial Statements.

10	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Energy Equipment & Services — 1.2% continued
60,000	Geokinetics Holdings Inc., Senior Secured Notes, 9.750% due 12/15/14(a)	$ 59,250
65,000	Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(a)	68,900
100,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	100,750
50,000	North American Energy Alliance LLC/North American Energy Alliance Finance Corp., Senior Secured Notes, 10.875% due 6/1/16(a)	53,375
	Total Energy Equipment & Services	547,187
	Oil, Gas & Consumable Fuels — 10.8%
120,000	Arch Coal Inc., Senior Notes, 8.750% due 8/1/16(a)	127,500
170,000	Atlas Pipeline Partners LP, Senior Notes, 8.750% due 6/15/18	151,300
365,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	343,100
110,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	120,175
	Chesapeake Energy Corp., Senior Notes:
95,000	6.625% due 1/15/16	94,525
150,000	6.875% due 1/15/16	150,750
145,000	7.250% due 12/15/18	146,812
55,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	54,863
60,000	Compagnie Generale de Geophysique-Veritas, Senior Notes, 9.500% due 5/15/16(a)	64,500
336,049	Corral Petroleum Holdings AB, Senior Secured Subordinated Bonds, 1.784% due 4/15/10(a)(b)(e)(f)	273,880
	El Paso Corp.:
75,000	Medium-Term Notes, 7.800% due 8/1/31	70,982
200,000	Notes, 7.875% due 6/15/12	208,211
35,000	Encore Acquisition Co., Senior Subordinated Notes, 9.500% due 5/1/16	37,100
	Enterprise Products Operating LLP:
120,000	Junior Subordinated Notes, 8.375% due 8/1/66(e)	117,145
75,000	Subordinated Notes, 7.034% due 1/15/68(e)	68,915
135,000	Forest Oil Corp., Senior Notes, 8.500% due 2/15/14(a)	141,750
10,000	Griffin Coal Mining Co. Pty Ltd., Senior Notes, 9.500% due 12/1/16(a)(c)	5,963
275,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	265,719
100,000	KazMunaiGaz Finance Sub B.V., Senior Notes, 8.375% due 7/2/13(a)	107,375
140,000	LUKOIL International Finance BV, Notes, 6.356% due 6/7/17(a)	138,250
	Mariner Energy Inc., Senior Notes:
85,000	7.500% due 4/15/13	85,000
45,000	8.000% due 5/15/17	43,425
45,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes, 8.750% due 4/15/18	46,575

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	11

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Oil, Gas & Consumable Fuels — 10.8% continued
165,000		Murray Energy Corp., Senior Secured Notes, 10.250% due 10/15/15(a)	$ 165,000
		OPTI Canada Inc., Senior Secured Notes:
100,000		9.000% due 12/15/12(a)	102,750
130,000		8.250% due 12/15/14	107,738
55,000		Petrobras International Finance Co., Senior Notes, 6.875% due 1/20/40	56,793
145,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13	152,250
		Petroplus Finance Ltd., Senior Notes:
75,000		6.750% due 5/1/14(a)	70,875
60,000		7.000% due 5/1/17(a)	54,300
		Plains Exploration & Production Co., Senior Notes:
110,000		10.000% due 3/1/16	121,000
115,000		8.625% due 10/15/19	118,737
155,000		Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	176,700
450,000		SandRidge Energy Inc., Senior Notes, 8.625% due 4/1/15(b)	452,250
150,000		Teekay Corp., Senior Notes, 8.875% due 7/15/11	156,187
10,000		Tennessee Gas Pipeline Co., Senior Notes, 8.000% due 2/1/16	11,525
115,000		W&T Offshore Inc., Senior Notes, 8.250% due 6/15/14(a)	109,825
		Whiting Petroleum Corp., Senior Subordinated Notes:
135,000		7.250% due 5/1/12	136,350
100,000		7.000% due 2/1/14	100,875
100,000		Williams Cos. Inc., Notes, 7.875% due 9/1/21	114,928
		Total Oil, Gas & Consumable Fuels	5,071,898
		TOTAL ENERGY	5,619,085
FINANCIALS — 14.1%
		Capital Markets — 0.1%
140,000		Lehman Brothers Holdings Inc., Medium-Term Notes, Senior Notes, 5.250% due 2/6/12(c)	28,000
		Commercial Banks — 2.8%
140,000		BAC Capital Trust VI, Capital Securities, Junior Subordinated Notes, 5.625% due 3/8/35	112,412
100,000		Credit Agricole SA, Subordinated Notes, 8.375% due 10/13/19(a)(e)(g)	106,336
1,224,000	RUB	HSBC Bank PLC, Credit-Linked Notes (Russian Agricultural Bank), 8.900% due 12/20/10	28,580
140,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(a)(e)	126,035
140,000		Rabobank Nederland NV, Junior Subordinated Notes, 11.000% due 6/30/19(a)(e)(g)	171,170
		Royal Bank of Scotland Group PLC, Subordinated Notes:
75,000		5.000% due 11/12/13	67,413
30,000		5.050% due 1/8/15	26,052

See Notes to Financial Statements.

12	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Commercial Banks — 2.8% continued
	RSHB Capital, Loan Participation Notes:
140,000	Senior Secured Bonds, 6.299% due 5/15/17(a)	$ 141,680
	Senior Secured Notes:
70,000	7.175% due 5/16/13(a)	74,550
150,000	9.000% due 6/11/14(a)	171,000
235,000	Wells Fargo Capital XIII, Medium-Term Notes, 7.700% due 3/26/13(e)(g)	229,125
55,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13(e)(g)	59,125
	Total Commercial Banks	1,313,478
	Consumer Finance — 4.4%
235,000	FMG Finance Pty Ltd., Senior Secured Notes, 10.625% due 9/1/16(a)	261,144
	Ford Motor Credit Co., LLC, Senior Notes:
190,000	9.875% due 8/10/11	199,007
105,000	7.500% due 8/1/12	105,949
725,000	12.000% due 5/15/15	841,580
502,000	GMAC LLC, Senior Notes, 8.000% due 11/1/31(a)	456,820
	SLM Corp.:
85,000	Medium-Term Notes, 5.625% due 8/1/33	64,268
145,000	Senior Notes, 8.450% due 6/15/18	143,292
	Total Consumer Finance	2,072,060
	Diversified Financial Services — 4.2%
15,000	Bank of America Corp., Notes, Preferred Securities, 8.000% due 1/30/18(e)(g)	14,462
110,000	Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities, 10.250% due 8/15/39	128,207
220,000	CCM Merger Inc., Notes, 8.000% due 8/1/13(a)	179,575
	CIT Group Inc., Senior Secured Bonds:
29,848	7.000% due 5/1/13	28,057
44,772	7.000% due 5/1/14	41,694
44,772	7.000% due 5/1/15	40,294
84,620	7.000% due 5/1/16	74,889
294,469	7.000% due 5/1/17	256,924
30,000	Countrywide Capital III, Junior Subordinated Notes, 8.050% due 6/15/27	28,189
120,000	Fresenius U.S. Finance II Inc., Senior Notes, 9.000% due 7/15/15(a)	132,600
20,000	International Lease Finance Corp., Medium-Term Notes, Senior Notes, 5.750% due 6/15/11	18,382
195,000	JPMorgan Chase & Co., Junior Subordinated Notes, 7.900% due 4/30/18(e)(g)	201,793

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	13

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Financial Services — 4.2% continued
	Leucadia National Corp., Senior Notes:
40,000	7.750% due 8/15/13	$ 40,350
120,000	8.125% due 9/15/15	123,000
210,000	TNK-BP Finance SA, Senior Notes, 7.500% due 7/18/16(a)	216,300
100,000	UPC Germany GmbH, Senior Secured Bonds, 8.125% due 12/1/17(a)	101,625
115,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, 11.250% due 10/1/15	121,612
205,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	213,456
	Total Diversified Financial Services	1,961,409
	Insurance — 1.2%
	American International Group Inc.:
145,000	Junior Subordinated Notes, 8.175% due 5/15/58(e)	96,787
	Medium-Term Notes, Senior Notes:
230,000	5.450% due 5/18/17	186,408
55,000	5.850% due 1/16/18	45,198
100,000	Senior Notes, 8.250% due 8/15/18	94,025
110,000	Everest Reinsurance Holdings Inc., Subordinated Notes, 6.600% due 5/15/37(e)	81,950
60,000	MetLife Capital Trust IV, Junior Subordinated Notes, 7.875% due 12/15/37(a)	60,300
	Total Insurance	564,668
	Real Estate Investment Trusts (REITs) — 0.3%
70,000	DuPont Fabros Technology LP, Senior Notes, 8.500% due 12/15/17(a)	71,488
40,000	Host Hotels & Resorts, LP, Senior Notes, 6.375% due 3/15/15	39,400
35,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	33,950
	Total Real Estate Investment Trusts (REITs)	144,838
	Real Estate Management & Development — 1.1%
54,600	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(d)	13,650
	Realogy Corp.:
590,000	Senior Notes, 10.500% due 4/15/14	513,300
18,445	Senior Toggle Notes, 11.000% due 4/15/14(b)	15,309
	Total Real Estate Management & Development	542,259
	TOTAL FINANCIALS	6,626,712
HEALTH CARE — 5.7%
	Biotechnology — 0.1%
70,000	Talecris Biotherapeutics Holdings Corp., Senior Notes, 7.750% due 11/15/16(a)	71,400

See Notes to Financial Statements.

14	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Health Care Equipment & Supplies — 0.4%
	Biomet Inc.:
80,000	Senior Notes, 10.000% due 10/15/17	$ 87,300
90,000	Senior Toggle Notes, 10.375% due 10/15/17(b)	98,100
	Total Health Care Equipment & Supplies	185,400
	Health Care Providers & Services — 5.2%
345,000	CRC Health Corp., Senior Subordinated Notes, 10.750% due 2/1/16	291,525
	HCA Inc.:
125,000	Debentures, 7.500% due 12/15/23	114,843
5,000	Senior Notes, 6.250% due 2/15/13	4,888
	Senior Secured Notes:
256,000	9.625% due 11/15/16(b)	277,760
275,000	7.875% due 2/15/20(a)	287,031
200,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	203,500
	Tenet Healthcare Corp.:
	Senior Notes:
130,000	9.000% due 5/1/15(a)	141,050
240,000	10.000% due 5/1/18(a)	270,000
111,000	Senior Secured Notes, 8.875% due 7/1/19(a)	120,435
	Universal Hospital Services Inc., Senior Secured Notes:
50,000	3.859% due 6/1/15(e)	42,375
190,000	8.500% due 6/1/15(b)	188,100
329,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(b)(e)	309,260
180,000	US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17	189,900
	Total Health Care Providers & Services	2,440,667
	Pharmaceuticals — 0.0%
465,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(c)(d)	628
	TOTAL HEALTH CARE	2,698,095
INDUSTRIALS — 10.4%
	Aerospace & Defense — 1.1%
20,000	Freedom Group Inc., Senior Secured Notes, 10.250% due 8/1/15(a)	21,325
543,634	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(b)	334,335
6,632	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26(c)(d)(f)	0
40,000	L-3 Communications Corp., Senior Subordinated Notes, 6.375% due 10/15/15	40,350
130,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(a)	132,600
	Total Aerospace & Defense	528,610

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	15

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Airlines — 2.8%
40,000	American Airlines Inc., Senior Secured Notes, 10.500% due 10/15/12(a)	$ 42,000
	Continental Airlines Inc., Pass-Through Certificates:
47,573	8.312% due 4/2/11	44,481
65,000	7.339% due 4/19/14	59,312
15,000	9.250% due 5/10/17	15,244
500,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(a)	425,000
	Delta Air Lines Inc.:
	Pass-Through Certificates:
90,000	7.711% due 9/18/11	88,650
90,935	8.954% due 8/10/14	80,932
350,141	6.821% due 8/10/22	334,384
60,000	Subordinated Notes, 9.750% due 12/17/16	61,050
	Senior Secured Notes:
65,000	9.500% due 9/15/14(a)	67,844
70,000	12.250% due 3/15/15(a)	70,350
	Total Airlines	1,289,247
	Building Products — 1.4%
235,000	Associated Materials Inc., Senior Discount Notes, 11.250% due 3/1/14	227,950
	GTL Trade Finance Inc., Senior Notes:
139,000	7.250% due 10/20/17(a)	146,297
130,000	7.250% due 10/20/17(a)	136,825
100,444	Nortek Inc., Senior Secured Notes, 11.000% due 12/1/13	105,467
20,000	USG Corp., Senior Notes, 9.750% due 8/1/14(a)	21,450
	Total Building Products	637,989
	Commercial Services & Supplies — 1.9%
110,000	ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(a)	121,550
260,000	Altegrity Inc., Senior Subordinated Notes, 11.750% due 5/1/16(a)	225,225
125,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	127,188
75,000	Geo Group Inc., Senior Notes, 7.750% due 10/15/17(a)	77,156
	RSC Equipment Rental Inc.:
210,000	Senior Notes, 9.500% due 12/1/14	211,312
115,000	Senior Secured Notes, 10.000% due 7/15/17(a)	125,638
	Total Commercial Services & Supplies	888,069
	Construction & Engineering — 0.2%
100,000	Odebrecht Finance Ltd., 7.500% due 10/18/17(a)	104,000

See Notes to Financial Statements.

16	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Machinery — 0.2%
60,000	American Railcar Industries Inc., Senior Notes, 7.500% due 3/1/14	$ 56,325
50,000	Trimas Corp., Senior Secured Notes, 9.750% due 12/15/17(a)	49,313
	Total Machinery	105,638
	Marine — 0.4%
160,000	Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(a)	167,400
	Road & Rail — 1.5%
	Kansas City Southern de Mexico, Senior Notes:
230,000	9.375% due 5/1/12	239,775
25,000	7.375% due 6/1/14	24,500
170,000	12.500% due 4/1/16	196,350
30,000	Kansas City Southern Railway, Senior Notes, 13.000% due 12/15/13	34,950
198,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17	211,612
	Total Road & Rail	707,187
	Trading Companies & Distributors — 0.9%
100,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(a)	100,625
90,000	Ashtead Holdings PLC, Senior Secured Notes, 8.625% due 8/1/15(a)	90,900
110,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	110,687
200,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(a)(d)	126,500
	Total Trading Companies & Distributors	428,712
	TOTAL INDUSTRIALS	4,856,852
INFORMATION TECHNOLOGY — 1.7%
	Communications Equipment — 0.4%
285,000	Lucent Technologies Inc., Debentures, 6.450% due 3/15/29	205,556
	IT Services — 0.8%
143,775	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(b)	136,587
150,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	140,625
100,000	GXS Worldwide Inc., Senior Secured Notes, 9.750% due 6/15/15(a)	98,750
	Total IT Services	375,962
	Semiconductors & Semiconductor Equipment — 0.5%
15,000	Advanced Micro Devices Inc., Senior Notes, 8.125% due 12/15/17(a)	15,019
	Freescale Semiconductor Inc.:
	Senior Notes:
100,000	8.875% due 12/15/14	92,250
55,060	9.125% due 12/15/14(b)	48,934
80,000	Senior Subordinated Notes, 10.125% due 12/15/16	64,800
	Total Semiconductors & Semiconductor Equipment	221,003
	TOTAL INFORMATION TECHNOLOGY	802,521

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	17

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
MATERIALS — 8.5%
	Chemicals — 1.2%
125,000	Ashland Inc., Senior Notes, 9.125% due 6/1/17(a)	$137,500
160,000	Georgia Gulf Corp., Senior Secured Notes, 9.000% due 1/15/17(a)	162,400
50,000	Koppers Inc., Senior Notes, 7.875% due 12/1/19(a)	50,750
95,000	Solutia Inc., Senior Notes, 8.750% due 11/1/17	99,394
95,000	Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(a)	102,125
	Total Chemicals	552,169
	Construction Materials — 0.0%
5,000	Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(a)	5,238
	Containers & Packaging — 1.1%
75,000	Berry Plastics Escrow LLC/Berry Plastics Escrow Corp., Senior Secured Notes, 8.250% due 11/15/15(a)	75,750
40,000	BWAY Corp., Senior Subordinated Notes, 10.000% due 4/15/14(a)	42,500
100,000	Radnor Holdings Inc., Senior Notes, 11.000% due 3/15/10(c)(d)(f)	0
70,000	Rock-Tenn Co., Senior Notes, 9.250% due 3/15/16	76,387
145,000	Solo Cup Co., Senior Secured Notes, 10.500% due 11/1/13(a)	155,150
150,000	Viskase Cos. Inc., Senior Secured Notes, 9.875% due 1/15/18(a)	151,875
	Total Containers & Packaging	501,662
	Metals & Mining — 2.9%
	Evraz Group SA, Notes:
100,000	8.875% due 4/24/13(a)	100,500
100,000	9.500% due 4/24/18(a)	100,000
360,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	365,850
	Novelis Inc., Senior Notes:
205,000	7.250% due 2/15/15	196,287
55,000	11.500% due 2/15/15(a)	59,194
155,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	162,750
	Teck Resources Ltd., Senior Secured Notes:
65,000	9.750% due 5/15/14	75,319
50,000	10.250% due 5/15/16	58,500
	Vale Overseas Ltd., Notes:
62,000	8.250% due 1/17/34	71,331
100,000	6.875% due 11/21/36	100,166
100,000	Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(a)	102,750
	Total Metals & Mining	1,392,647
	Paper & Forest Products — 3.3%
229,171	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(a)	230,603
416,000	Appleton Papers Inc., Senior Secured Notes, 11.250% due 12/15/15(a)	354,120
180,000	Georgia-Pacific LLC, Senior Notes, 8.250% due 5/1/16(a)	191,700

See Notes to Financial Statements.

18	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Paper & Forest Products — 3.3% continued
	NewPage Corp., Senior Secured Notes:
20,000	10.000% due 5/1/12	$14,400
220,000	11.375% due 12/31/14(a)	223,300
268,260	NewPage Holding Corp., Senior Notes, 7.564% due 11/1/13(b)(e)	82,155
200,000	Smurfit Capital Funding PLC, Debentures, 7.500% due 11/20/25	171,500
	Verso Paper Holdings LLC:
135,000	9.125% due 8/1/14	129,600
135,000	Senior Secured Notes, 11.500% due 7/1/14(a)	149,175
	Total Paper & Forest Products	1,546,553
	TOTAL MATERIALS	3,998,269
TELECOMMUNICATION SERVICES — 9.9%
	Diversified Telecommunication Services — 6.0%
	Axtel SAB de CV, Senior Notes:
250,000	7.625% due 2/1/17(a)	245,625
10,000	7.625% due 2/1/17(a)	9,850
90,000	CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(a)	96,300
25,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28	19,625
110,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(c)(d)	11
45,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	48,938
40,000	Intelsat Intermediate Holding Co., Ltd., Senior Discount Notes, step bond to yield 11.622% due 2/1/15	41,300
	Intelsat Jackson Holdings Ltd., Senior Notes:
415,000	9.500% due 6/15/16	446,125
400,000	11.500% due 6/15/16	434,000
	Level 3 Financing Inc., Senior Notes:
235,000	12.250% due 3/15/13	250,275
170,000	9.250% due 11/1/14	161,500
165,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(a)	175,312
90,000	Qwest Communications International Inc., Senior Notes, 8.000% due 10/1/15(a)	92,925
100,000	Qwest Corp., Debentures, 6.875% due 9/15/33	88,500
130,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16(a)	134,550
100,000	Vimpel Communications, Loan Participation Notes, 8.375% due 4/30/13(a)	106,250
100,000	Wind Acquisition Finance SA, Senior Notes, 11.750% due 7/15/17(a)	109,750
140,000	Wind Acquisition Holdings Finance SpA, Toggle Senior Notes, 12.250% due 7/15/17(a)(b)	138,600

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	19

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Diversified Telecommunication Services — 6.0% continued
230,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	$235,175
	Total Diversified Telecommunication Services	2,834,611
	Wireless Telecommunication Services — 3.9%
130,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(d)	156,844
50,000	America Movil SAB de CV, Senior Notes, 5.625% due 11/15/17	52,017
200,000	Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16	200,500
	Sprint Capital Corp., Senior Notes:
385,000	8.375% due 3/15/12	400,400
460,000	8.750% due 3/15/32	435,850
595,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(a)	577,150
	Total Wireless Telecommunication Services	1,822,761
	TOTAL TELECOMMUNICATION SERVICES	4,657,372
UTILITIES — 7.4%
	Electric Utilities — 3.1%
100,000	EEB International Ltd., Senior Bonds, 8.750% due 10/31/14(a)	108,500
230,000	Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes, 9.681% due 7/2/26	236,325
1,335,000	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.250% due 11/1/15	1,088,025
	Total Electric Utilities	1,432,850
	Gas Utilities — 0.3%
145,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	145,725
	Independent Power Producers & Energy Traders — 4.0%
	AES Corp., Senior Notes:
100,000	9.375% due 9/15/10	103,750
110,000	8.000% due 10/15/17	113,437
	Dynegy Holdings Inc.:
180,000	Senior Debentures, 7.625% due 10/15/26	125,100
260,000	Senior Notes, 7.750% due 6/1/19	226,850
60,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	57,900
	Edison Mission Energy, Senior Notes:
150,000	7.750% due 6/15/16	128,250
120,000	7.200% due 5/15/19	91,500
155,000	7.625% due 5/15/27	105,788
	Energy Future Holdings Corp., Senior Notes:
330,000	10.875% due 11/1/17	271,425
107,908	11.250% due 11/1/17(b)	76,884
30,000	Mirant Americas Generation LLC, Senior Notes, 9.125% due 5/1/31	27,150

See Notes to Financial Statements.

20	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Independent Power Producers & Energy Traders — 4.0% continued
	Mirant Mid-Atlantic Trust, Pass-Through Certificates:
49,199	9.125% due 6/30/17	$51,659
48,715	10.060% due 12/30/28	51,394
110,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13	109,312
	NRG Energy Inc., Senior Notes:
220,000	7.250% due 2/1/14	223,300
30,000	7.375% due 1/15/17	30,150
85,000	RRI Energy Inc., Senior Notes, 7.875% due 6/15/17	83,938
	Total Independent Power Producers & Energy Traders	1,877,787
	TOTAL UTILITIES	3,456,362
	TOTAL CORPORATE BONDS & NOTES (Cost — $39,985,973)	41,152,064
ASSET-BACKED SECURITY — 0.0%
FINANCIALS — 0.0%
	Diversified Financial Services — 0.0%
493,850	Airplanes Pass-Through Trust, 10.875% due 3/15/19(c)(d)(f) (Cost — $493,850)	0
COLLATERALIZED SENIOR LOANS — 1.1%
CONSUMER DISCRETIONARY — 0.4%
	Auto Components — 0.4%
219,270	Allison Transmission Inc., Term Loan B, 2.990% due 8/7/14(e)	201,893
ENERGY — 0.7%
	Energy Equipment & Services — 0.5%
249,815	Turbo Beta Ltd., Term Loan, 14.500% due 3/15/18(d)(e)	214,840
	Oil, Gas & Consumable Fuels — 0.2%
	Ashmore Energy International:
16,243	Synthetic Revolving Credit Facility, 3.231% due 3/30/12(e)	14,923
110,515	Term Loan, 3.251% due 3/30/14(e)	101,536
	Total Oil, Gas & Consumable Fuels	116,459
	TOTAL ENERGY	331,299
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $588,665)	533,192
CONVERTIBLE BONDS & NOTES — 0.4%
INDUSTRIALS — 0.4%
	Airlines — 0.0%
10,000	AMR Corp., Senior Notes, 6.250% due 10/15/14	10,413
	Marine — 0.4%
210,000	Horizon Lines Inc., Senior Notes, 4.250% due 8/15/12	171,675
	Total CONVERTIBLE BONDS & NOTES (Cost — $187,872)	182,088

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	21

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
SOVEREIGN BONDS — 4.3%
		Argentina — 0.8%
		Republic of Argentina:
409,000		Bonds, 7.000% due 9/12/13	$363,124
65,000		GDP Linked Securities, 1.330% due 12/15/35(e)	4,192
		Total Argentina	367,316
		Brazil — 0.6%
527,000	BRL	Brazil Nota do Tesouro Nacional, Notes, 10.000% due 1/1/12	292,983
		Colombia — 0.2%
100,000		Republic of Colombia, Senior Notes, 7.375% due 3/18/19	113,750
		Indonesia — 0.4%
		Republic of Indonesia:
539,000,000	IDR	10.250% due 7/15/22	57,401
297,000,000	IDR	11.000% due 9/15/25	32,677
378,000,000	IDR	10.250% due 7/15/27	39,339
408,000,000	IDR	Bonds, 9.750% due 5/15/37	39,759
		Total Indonesia	169,176
		Panama — 0.6%
		Republic of Panama:
28,000		7.250% due 3/15/15	31,990
78,000		9.375% due 4/1/29	104,130
130,000		6.700% due 1/26/36	137,800
		Total Panama	273,920
		Peru — 0.1%
		Republic of Peru:
14,000		Bonds, 6.550% due 3/14/37	14,630
8,000		Global Senior Bonds, 7.350% due 7/21/25	9,200
		Total Peru	23,830
		Turkey — 0.9%
		Republic of Turkey:
12,000		7.000% due 6/5/20	13,140
417,000		Notes, 6.875% due 3/17/36	426,382
		Total Turkey	439,522
		Venezuela — 0.7%
		Bolivarian Republic of Venezuela:
12,000		8.500% due 10/8/14	9,510
386,000		5.750% due 2/26/16(a)	252,830
16,000		7.650% due 4/21/25	9,480
		Collective Action Securities:
53,000		9.375% due 1/13/34	35,908

See Notes to Financial Statements.

22	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Venezuela — 0.7% continued
28,000	Notes, 10.750% due 9/19/13	$24,780
	Total Venezuela	332,508
	TOTAL SOVEREIGN BONDS (Cost — $2,175,025)	2,013,005
SHARES
COMMON STOCKS — 1.6%
CONSUMER DISCRETIONARY — 1.1%
	Hotels, Restaurants & Leisure — 0.0%
500	Ameriking Inc.(d)(f)*	0
	Media — 1.1%
10,703	Charter Communications Inc.(f)*	379,956
3,836	Charter Communications Inc., Class A Shares*	136,178
236	SuperMedia Inc.(f)*	11,243
	Total Media	527,377
	TOTAL CONSUMER DISCRETIONARY	527,377
ENERGY — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
867	SemGroup Corp., Class A Shares(f)*	20,804
FINANCIALS — 0.2%
	Diversified Financial Services — 0.2%
2,569	CIT Group Inc.*	70,938
INDUSTRIALS — 0.0%
	Building Products — 0.0%
229	Nortek Inc.*	8,135
MATERIALS — 0.3%
	Chemicals — 0.3%
1,091	Applied Extrusion Technologies Inc., Class B Shares(d)(f)*	2,455
6,715	Georgia Gulf Corp.*	116,706
	TOTAL MATERIALS	119,161
	TOTAL COMMON STOCKS (Cost — $995,436)	746,415
CONVERTIBLE PREFERRED STOCKS — 1.0%
FINANCIALS — 1.0%
	Diversified Financial Services — 1.0%
290	Bank of America Corp., 7.250%	254,910
1,800	Citigroup Inc., 7.500% due 12/15/12*	187,812
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $466,835)	442,722

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	23

Schedule of investments continued

December 31, 2009

WESTERN ASSET HIGH INCOME FUND INC.

SHARES	SECURITY	VALUE
ESCROWED SHARES — 0.0%
CONSUMER DISCRETIONARY — 0.0%
	Textiles, Apparel & Luxury Goods — 0.0%
1,000,000	Pillowtex Corp., 9.000% due 12/15/49(d)(f)* (Cost — $0)	$0
PREFERRED STOCKS — 1.3%
CONSUMER DISCRETIONARY — 0.0%
	Hotels, Restaurants & Leisure — 0.0%
1,271	Ameriking Inc., Cummulative Exchange, 13.000%(c)(d)(f)*	0
FINANCIALS — 1.3%
	Consumer Finance — 0.2%
138	GMAC Inc., 7.000%(a)*	90,968
	Diversified Financial Services — 1.1%
10,700	Preferred Plus, Trust, Series FRD-1, 7.400%	197,950
14,800	Saturns, Series F 2003-5, 8.125%	330,780
	Total Diversified Financial Services	528,730
	TOTAL FINANCIALS	619,698
	TOTAL PREFERRED STOCKS (Cost — $468,394)	619,698
WARRANTS
WARRANTS — 0.0%
169	Buffets Restaurant Holdings, Expires 4/28/14(d)(f)*	0
210	Charter Communications Inc., Expires 11/30/14*	1,051
340	Nortek Inc., Expires 12/7/14(f)*	4,333
912	SemGroup Corp., Expires 11/30/14(d)(f)*	0
1	Turbo Beta Ltd., Expires 11/1/14(d)(f)*	0
	TOTAL WARRANTS (Cost — $4,754)	5,384
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $45,366,804)	45,694,568
FACE AMOUNT†
SHORT-TERM INVESTMENT — 0.7%
	Repurchase Agreement — 0.7%
352,000	Morgan Stanley tri-party repurchase agreement dated 12/31/09, 0.005% due 1/4/10; Proceeds at maturity — $352,000; (Fully collateralized by U.S. government agency obligations, 0.900% due 4/8/10; Market Value — $363,155) (Cost — $352,000)	352,000
	TOTAL INVESTMENTS — 98.1% (Cost — $45,718,804#)	46,046,568
	Other Assets in Excess of Liabilities — 1.9%	880,012
	TOTAL NET ASSETS — 100.0%	$46,926,580

See Notes to Financial Statements.

24	Western Asset High Income Fund Inc. 2009 Annual Report

WESTERN ASSET HIGH INCOME FUND INC.

*	Non-income producing security.
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	The coupon payment on these securities is currently in default as of December 31, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2009.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Security has no maturity date. The date shown represents the next call date.
#	Aggregate cost for federal income tax purposes is $45,980,830.

Abbreviations used in this schedule:
	BRL	—	Brazilian Real
	GDP	—	Gross Domestic Product
	GMAC	—	General Motors Acceptance Corp.
	IDR	—	Indonesian Rupiah
	OJSC	—	Open Joint Stock Company
	RUB	—	Russian Ruble

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	25

Statement of assets and liabilities

December 31, 2009

ASSETS:
Investments, at value (Cost — $45,718,804)	$46,046,568
Foreign currency, at value (Cost — $11,198)	12,097
Cash	886
Interest and dividends receivable	990,127
Receivable for securities sold	14,535
Prepaid expenses	5,299
Total Assets	47,069,512
LIABILITIES:
Investment management fee payable	27,521
Directors’ fees payable	2,753
Accrued expenses	112,658
Total Liabilities	142,932
TOTAL NET ASSETS	$46,926,580
NET ASSETS:
Par value ($0.001 par value; 5,171,099 shares issued and outstanding; 100,000,000 shares authorized)	$5,171
Paid-in capital in excess of par value	57,526,885
Undistributed net investment income	912,091
Accumulated net realized loss on investments, swap contracts and foreign currency transactions	(11,846,858)
Net unrealized appreciation on investments and foreign currencies	329,291
TOTAL NET ASSETS	$46,926,580
Shares Outstanding	5,171,099
Net Asset Value	$9.07

See Notes to Financial Statements.

26	Western Asset High Income Fund Inc. 2009 Annual Report

Statement of operations

For the year ended December 31, 2009

INVESTMENT INCOME:
Interest	$ 5,104,624
Dividends	79,486
Less: Foreign taxes withheld	(1,578)
Total Investment Income	5,182,532
EXPENSES:
Investment management fee (Note 2)	277,638
Audit and tax	73,601
Shareholder reports	53,903
Transfer agent fees	30,146
Legal fees	25,479
Stock exchange listing fees	21,165
Directors’ fees	11,260
Custody fees	7,355
Insurance	1,715
Miscellaneous expenses	16,354
Total Expenses	518,616
NET INVESTMENT INCOME	4,663,916
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1, 3 AND 4):
Net Realized Loss From:
Investment transactions	(6,911,936)
Swap contracts	(33,510)
Foreign currency transactions	(8,359)
Net Realized Loss	(6,953,805)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	20,533,702
Swap contracts	25,805
Foreign currencies	(2,092)
Change in Net Unrealized Appreciation/Depreciation	20,557,415
NET GAIN ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	13,603,610
INCREASE IN NET ASSETS FROM OPERATIONS	$18,267,526

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	27

Statements of changes in net assets

FOR THE YEARS ENDED DECEMBER 31,	2009	2008
OPERATIONS:
Net investment income	$ 4,663,916	$ 4,400,626
Net realized loss	(6,953,805)	(3,301,328)
Change in net unrealized appreciation/depreciation	20,557,415	(16,290,193)
Increase (Decrease) in Net Assets From Operations	18,267,526	(15,190,895)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,512,951)	(4,266,792)
Decrease in Net Assets From Distributions to Shareholders	(4,512,951)	(4,266,792)
FUND SHARE TRANSACTIONS:
Reinvestment of distributions (26,504 and 3,882 shares reissued, respectively)	204,982	24,263
Increase in Net Assets From Fund Share Transactions	204,982	24,263
INCREASE (DECREASE) IN NET ASSETS	13,959,557	(19,433,424)
NET ASSETS:
Beginning of year	32,967,023	52,400,447
End of year*	$46,926,580	$ 32,967,023
* Includes undistributed net investment income of:	$912,091	$753,366

See Notes to Financial Statements.

28	Western Asset High Income Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31:

	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$6.41	$10.19	$10.88	$10.50	$10.72
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.90	0.86	0.79	0.72	0.70
Net realized and unrealized gain (loss)	2.64	(3.81)	(0.74)	0.35	(0.21)
Total income (loss) from operations	3.54	(2.95)	0.05	1.07	0.49
LESS DISTRIBUTIONS FROM:
Net investment income	(0.88)	(0.83)	(0.74)	(0.69)	(0.71)
Total distributions	(0.88)	(0.83)	(0.74)	(0.69)	(0.71)
NET ASSET VALUE, END OF YEAR	$9.07	$6.41	$10.19	$10.88	$10.50
MARKET PRICE, END OF YEAR	$9.23	$5.96	$8.99	$9.86	$8.99
Total return, based on NAV[1,2]	58.66%	(30.63)%	0.37%	10.57%[3]	4.80%
Total return, based on Market Price[2]	73.50%	(26.23)%	(1.64)%	17.97%	(5.29)%
NET ASSETS, END OF YEAR (000s)	$46,927	$32,967	$52,400	$55,920	$53,968
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.31%	1.22%	1.09%	1.21%	1.30%
Net expenses	1.31	1.22	1.09	1.21 [4]	1.30
Net investment income	11.76	9.61	7.40	6.81	6.66
PORTFOLIO TURNOVER RATE	78%	46%	78%	89%	46%

1

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
3	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.
4	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset High Income Fund Inc. 2009 Annual Report	29

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maintain a high level of current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities issued by U.S. and foreign corporations and foreign governments. As a secondary objective, the Fund seeks capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through February 23, 2010, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly, Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

30	Western Asset High Income Fund Inc. 2009 Annual Report

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$40,878,184	$273,880	$41,152,064
Asset-backed securities	—	—	0	0
Collateralized senior loans	—	533,192	—	533,192
Convertible bonds & notes	—	182,088	—	182,088
Sovereign bonds	—	2,013,005	—	2,013,005
Common stocks:
Consumer discretionary	$ 136,178	391,199	0	527,377
Energy	—	—	20,804	20,804
Financials	70,938	—	—	70,938
Industrials	8,135	—	—	8,135
Materials	116,706	—	2,455	119,161
Convertible preferred stocks	442,722	—	—	442,722
Escrowed shares	—	—	0	0
Preferred stocks:
Consumer discretionary	—	—	0	0
Financials	528,730	90,968	—	619,698
Warrants	—	1,051	4,333	5,384
Total long-term investments	$1,303,409	$44,089,687	$301,472	$45,694,568
Short-term investment†	—	352,000	—	352,000
Total investments	$1,303,409	$44,441,687	$301,472	$46,046,568

†  See Schedule of Investments for additional detailed categorizations.

Western Asset High Income Fund Inc. 2009 Annual Report	31

Notes to financial statements continued

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

			COMMON STOCKS
INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITY	CONSUMER DISCRETIONARY	ENERGY	INFORMATION TECHNOLOGY	MATERIALS
Balance as of December 31, 2008	$ 92,144	$0	$ 0	—	$0	$2,455
Accrued premiums/ discounts	1,468	—	—	—	—	—
Realized gain/(loss)[1]	(766,243)	—	(383,383)	—	—	—
Change in unrealized appreciation (depreciation)[2]	813,566	—	383,383	(6,001)	(0)	—
Net purchases (sales)	(15,522)	—	—	26,805	—	—
Net transfers in and/or out of Level 3	148,467	—	—	—	—	—
Balance as of December 31, 2009	$ 273,880	$0	$ 0	$20,804	—	$2,455
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	—	—	—	$ (6,001)	—	—

32	Western Asset High Income Fund Inc. 2009 Annual Report

		PREFERRED STOCKS
INVESTMENTS IN SECURITIES	ESCROWED SHARES	CONSUMER DISCRETIONARY	FINANCIALS	WARRANTS	TOTAL
Balance as of December 31, 2008	$0	$ 0	$ 0	$ 0	$ 94,599
Accrued premiums/ discounts	—	—	—	—	1,468
Realized gain/(loss)[1]	—	(4,025)	(287)	(4,963)	(1,158,901)
Change in unrealized appreciation (depreciation)[2]	—	4,025	287	4,963	1,200,223
Net purchases (sales)	—	—	—	4,333	15,616
Net transfers in and/or out of Level 3	—	—	—	—	148,467
Balance as of December 31, 2009	$0	$ 0	—	$ 4,333	$ 301,472
Net change in net unrealized appreciation (depreciation) for investments in securities still held at December 31, 2009[2]	—	—	—	—	$ (6,001)

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
2

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the

Western Asset High Income Fund Inc. 2009 Annual Report	33

Notes to financial statements continued

terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by the Fund are recognized in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments

34	Western Asset High Income Fund Inc. 2009 Annual Report

and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt or payment in the Statement of Operations.

Credit default swaps.

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit

Western Asset High Income Fund Inc. 2009 Annual Report	35

Notes to financial statements continued

soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

36	Western Asset High Income Fund Inc. 2009 Annual Report

method. To the extent any issuer defaults or credit event occurs by the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2009, no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL
(a)	—	$7,746,695	$(7,746,695)
(b)	$7,760	(7,760)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed-income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”), is the Fund’s subadviser. Effective February 3, 2009, Western Asset Management

Western Asset High Income Fund Inc. 2009 Annual Report	37

Notes to financial statements continued

Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund. LMPFA, Western Asset, Western Singapore and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.70% of the Fund’s average weekly net assets.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. Western Singapore and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Singapore and Western Asset Limited do not receive any compensation from the Fund. Effective February 3, 2009, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on the assets managed by each subadviser.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$30,009,777
Sales	30,359,156

At December 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 4,073,565
Gross unrealized depreciation	(4,007,827)
Net unrealized appreciation	$ 65,738

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (formerly, Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the year. The second table provides additional information about the changes in unrealized

38	Western Asset High Income Fund Inc. 2009 Annual Report

appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$(33,510)	—	$(33,510)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Swap contracts	$25,805	—	$25,805

At December 31, 2009, the Fund did not have any derivative instruments outstanding. During the year ended December 31, 2009, the Fund had average notional balance of $148,923 in credit default swap contracts (to sell protection).

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Distributions subsequent to December 31, 2009

On November 16, 2009, the Fund’s Board declared distributions in the amount of $0.0750 per share, payable on January 29, 2010 and February 26, 2010 to shareholders of record on January 22, 2010 and February 19, 2010, respectively.

On February 16, 2010, the Fund’s Board declared distributions in the amount of $0.0750 per share, payable on March 26, 2010, April 30, 2010 and May 28, 2010 to shareholders of record on March 19, 2010, April 23, 2010 and May 21, 2010, respectively.

Western Asset High Income Fund Inc. 2009 Annual Report	39

Notes to financial statements continued

6. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31 was as follows:

	2009	2008
Distributions Paid From:
Ordinary income	$4,512,951	$4,266,792

As of December 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 1,099,086
Capital loss carryforward*	(10,644,023)
Other book/tax temporary differences(a)	(1,127,804)
Unrealized appreciation/(depreciation)(b)	67,265
Total accumulated earnings / (losses) — net	$(10,605,476)

*   As of December 31, 2009, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2010	$ (1,248,443)
12/31/2016	(2,400,268)
12/31/2017	(6,995,312)
$(10,644,023)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed-income securities.

40	Western Asset High Income Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset High Income Fund Inc. as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund Inc. as of December 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2010

Western Asset High Income Fund Inc. 2009 Annual Report	41

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of Western Asset High Income Fund, Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 11 and 12, 2009, the Board, including the Independent Directors, considered and approved continuation of each of the Management Agreement and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting,” the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-End Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and Sub-Advisory Agreements encompassed the Fund and the other Legg Mason Closed-End Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-End Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers provide, or in the case of the Non U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

42	Western Asset High Income Fund Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-End Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Sub-advisers and others and Western Asset’s coordination and oversight of services provided to the Fund by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Each Non U.S. Sub-Adviser helps to provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style,

Western Asset High Income Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) continued

philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Performance Universe consisted of six funds for the 1-year period ended June 30, 2009 and five funds for each of the 3-, 5- and 10-year periods ended June 30, 2009. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- 3- and 5-year periods ended June 30, 2009 in each case was ranked second among the funds in the Performance Universe for that period and that its performance for the 10-year period ended June 30, 2009 was ranked first among the funds in the Performance Universe for that period. Among other things, the Board noted that the small number of funds in the Performance Universe, which included other funds managed by the Sub-Adviser, made meaningful comparisons difficult. The Board also considered the volatile market conditions during 2008 and the Fund’s performance in relation to its benchmark(s) and in absolute terms.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance supported continuation of the Management Agreement and Sub-Advisory Agreements for an additional one-year period.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western

44	Western Asset High Income Fund Inc.

Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in a relevant universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged high current yield closed-end funds, as classified by Lipper. The Expense Universe funds, which included two other funds managed by Western Asset, had average net assets ranging from the Fund’s $45.8 million to $480.4 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the Management Fee, whether on a contractual basis or an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds), was ranked second among the six funds in the Expense Universe but that its actual total expenses ranked fourth among the funds in the Expense Universe and were worse than the Expense Universe median. The Board considered the Manager’s belief that the small number of funds, which included two other funds managed by Western Asset, and the varying size of the funds in the Expense Universe made meaningful comparisons difficult. The Manager noted that the Fund was the smallest fund in the Expense Universe.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager. At the Contract Renewal Meeting, the Board noted that the Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-End Funds”) and

Western Asset High Income Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) continued

that such information indicated that the management fees paid by the Legg Mason Closed-End Funds generally were higher than those paid by the Legg Mason Open-End Funds. The Manager, in response, discussed differences between the services provided to the Fund and the other Legg Mason Closed-End Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2009 and March 31, 2008. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that the Fund was not profitable to the Manager during that period and, in fact, had become substantially more unprofitable. The Manager explained to the Board that the Fund was not profitable largely because of its small size.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

46	Western Asset High Income Fund Inc.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * * * * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and Sub-Advisory Agreements would be in the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Income Fund Inc.	47

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	None

48	Western Asset High Income Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Professor of French and Italian at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2009)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC: India Fund, Inc. and Asia Tigers Fund, Inc. (since 1994)

Western Asset High Income Fund Inc.	49

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (consulting) (since 2001)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	Director and Non-Executive Chairman of the Board (since December 1, 2009), Associated BancCorp (banking) (since 1994)

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1995
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	None

50	Western Asset High Income Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1993
Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by director (including the Fund)	21
Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC., India Fund, Inc. and Asia Tigers Fund, Inc. (since 1993)

INTERESTED DIRECTOR

R. JAY GERKEN, CFA*
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 147 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, CitiFund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (prior to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	134
Other board member- ships held by Director	Former Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

*	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund Inc.	51

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1965
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (2002 to 2004)

TED P. BECKER
Legg Mason
620 Eighth Avenue, New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (2002 to 2005)

ROBERT I. FRENKEL
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

52	Western Asset High Income Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Secretary of LMPFA (since 2006); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

ALBERT LASKAJ
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1977
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (2003 to 2005)

STEVEN FRANK
Legg Mason
55 Water Street, New York, NY 10041
Birth year	1967
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (2001 to 2005)

1

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2011 and year 2012, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Western Asset High Income Fund Inc.	53

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Office (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

54	Western Asset High Income Fund Inc.

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (“Plan”) shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by American Stock Transfer & Trust Company (“Plan Agent”) in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by American Stock Transfer & Trust Company, as dividend paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare a distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will

Western Asset High Income Fund Inc.	55

Dividend reinvestment plan (unaudited) continued

cease making open-market purchases and will receive the uninvested portion of the distribution amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, monthly, in a minimum amount of $250, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about the first business day of each month. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions and voluntary cash payments made by the participant or any distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any income tax which may be payable on such distributions.

Participants may terminate their accounts under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any distribution record date. Upon termination, the Plan Agent will send the participant a certificate for the full shares held in the account and a cash adjustment for any fractional shares to be delivered to each shareholder without charge.

56	Western Asset High Income Fund Inc.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York, New York 10038.

Western Asset High Income Fund Inc.	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2009:

Record date:	Monthly	3/20/2009	Monthly
Payable date:	January-February	3/27/2009	April-December
Ordinary income:
Qualified dividend income for individuals	—	0.70%	1.26%
Dividends qualifying for the dividends received deduction for corporations	—	0.70%	1.26%

Please retain this information for your records.

58	Western Asset High Income Fund Inc.

Western Asset High Income Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson	Western Asset Management Company Limited
Riordan Roett
Jeswald W. Salacuse	Western Asset Management Company Pte. Ltd. in Singapore

Officers	Custodian
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and Chief Executive Officer	1 Lincoln Street
Boston, Massachusetts 02111
Kaprel Ozsolak
Chief Financial Officer and Treasurer
Transfer agent
Ted P. Becker	American Stock Transfer & Trust Company
Chief Compliance Officer	59 Maiden Lane
New York, New York 10038
Robert I. Frenkel
Secretary and Chief Legal Officer
Independent registered public accounting firm
Thomas C. Mandia	KPMG LLP
Assistant Secretary	345 Park Avenue
New York, New York 10154
Steven Frank
Controller
Legal counsel
Albert Laskaj	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017

Western Asset High Income Fund Inc.
55 Water Street	New York Stock Exchange Symbol
New York, New York 10041	HIF

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•    Information we receive from you on applications and forms, via the telephone, and through our websites;

•    Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•    Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund Inc.

WESTERN ASSET HIGH INCOME FUND INC.

55 Water Street

New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase at market prices shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of the Western Asset High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WAS04018 2/10 SR10-1033

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2008 and December 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $64,000 in 2008 and $63,200 in 2009.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of the Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,650 in 2008 and $3,100 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund Inc. during the reporting period were $1in 2009.

(h) Yes.  Western Asset High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson
Paolo M. Cucchi
Daniel P. Cronin
Carol L. Colman
Leslie H. Gelb
Dr. Riordan Roett
Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”), Western Asset Management Company Ltd (“WAMCL”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML, WAMCL and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate

Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV, the WAMCL Form ADV and WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset from 1998 to 2008; Senior Advisor/Chief Investment Officer Emeritus of Western Asset.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA	Since 2007	Co-portfolio manager of the fund; portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst with Western Asset for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 on in total assets under management**

Stephen A. Walsh‡	108 registered investment companies with $184.2 billion in total assets under management	229 Other pooled investment vehicles with $107.7 billion in assets under management*	832 Other accounts with $190.2 billion in total assets under management**

Keith J. Gardner‡	5 registered investment companies with $1.2 billion in total assets under management	6 Other pooled investment vehicles with $0.6 billion in assets under management***	2 Other accounts with $0.1 billion in total assets under management

Michael C. Buchanan‡	16 registered investment Companies with $9.5 billion in total assets Under management	8 Other pooled investment vehicles with $4.0 billion in assets under management	14 Other accounts with $1.9 billion in total assets under management

Jeffrey Van Schaick ‡	5 registered investment Companies with $1.4 billion in total assets Under management	4 Other pooled investment vehicles with $0.4 billion in assets under management ***	19 Other accounts with $6.2 billion in total assets under management****

*	Includes 6 accounts managed, totaling $1.1 billion, for which advisory fee is performance based.
**	Includes 93 accounts managed, totaling $24.2 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.1 billion, for which advisory fee is performance based.
****	Includes 2 accounts managed, totaling $0.2 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	A
Stephen A. Walsh	A
Keith J. Gardner	A
Michael C. Buchanan	A
Jeffrey D. Van Schaick	A

Dollar Range ownership is as follows:
A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)          The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)          There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset High Income Fund Inc.

Date:	March 4, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset High Income Fund Inc.

Date:	March 4, 2010